________________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                               January 26, 2000


                AmeriCredit Automobile Receivables Trust 2000-A
                -----------------------------------------------
            (Exact name of registrant as specified in its charter)


      United States                  333-84155                 88-0359494
-----------------------------      -------------           ---------------------
 (State or Other Jurisdiction       (Commission               (I.R.S. Employer
     of Incorporation)              File Number)            Identification No.)

   c/o AmeriCredit Financial                                        76102
                                                                 ----------
       Services, Inc.                                            (Zip Code)
   Attention: Chris A. Choate
  801 Cherry Street, Suite 3900
       Fort Worth, TX
   ________________________
     (Address of Principal
      Executive Offices)


       Registrant's telephone number, including area code (817) 302-7000

                  ___________________________________________
         (Former name or former address, if changed since last report)

________________________________________________________________________________
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     Item 5.  Other Events
              ------------

          In connection with the offering of AmeriCredit Automobile Receivables Trust 2000-A Asset-Backed Notes, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


     Item 7.  Financial Statements, Pro Forma Financial
              Information and Exhibits.
              -----------------------------------------

     (a)  Not applicable

     (b)  Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

                                       2
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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         AMERICREDIT AUTOMOBILE RECEIVABLES
                         TRUST 2000-A


                         By:  AmeriCredit Financial Services, Inc., as Servicer


                              By: /s/ Chris A. Choate
                                 -------------------
                                  Name: Chris A. Choate
                                  Title: Senior Vice President,
                                         Secretary and General Counsel


Dated:  January 27, 2000

                                       3
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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.    Description
-----------    -----------

99.1 Related Computational Materials (as defined in Item 5 above) distributed by Banc of America Securities LLC, Bear, Stearns & Co. Inc., Chase Securities Inc., Credit Suisse First Boston Corporation.

                                       4